UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE PRE 14C
INFORMATION REQUIRED IN INFORMATION STATEMENT
(RULE 14C-101)

SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of the
 Securities Exchange Act of 1934

Check the appropriate box:

[X]           Preliminary Information Statement

[  ]           Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[  ]           Definitive Information Statement

TC X Calibur, Inc.
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

000-53408	87-0474017
(Commission File Number)	(IRS Employer Identification No.)

 175 South Main Street
Fifteenth Floor
Salt Lake City, Utah 84111

(Address of principal executive offices and zip code)

(801) 303-5730
 (Registrant's telephone number including area code)

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TC X Calibur, Inc.
175 South Main Street
Fifteenth Floor
Salt Lake City, Utah 84111

Dear Shareholders:

The purpose of this Information Statement is to inform the holders of record, as of the close of business on July 2, 2013, of shares of the common stock with voting power of TC X Calibur, Inc., a Nevada corporation (the “Company”), that our Board of Directors and shareholders holding 858,946 shares of the Company’s common stock which represent approximately 65% of our voting power, by written consent in lieu of a meeting of shareholders, have approved the following action:

(i) To approve the decision of our Board of Directors to change the Company’s name from “TC X Calibur, Inc.” to “Medican Enterprises, Inc.”;

These actions were approved on July 2, 2013 by our Board of Directors and one shareholder of 858,946 shares of common stock representing approximately 65% of the total 1,325,062 issued and outstanding shares of voting stock of the Company (the “Majority Shareholder”).  We anticipate an effective date as soon as possible but not less than 20 days from the date this information statement is first mailed to our shareholders.  Our Majority Shareholder approved this action by written consent in lieu of a special meeting in accordance with the relevant section of the Nevada Revised Statutes.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you.  The accompanying Information Statement is furnished only to inform our shareholders of the actions described above before they take place in accordance with Section 78.390 of the Nevada Revised Statutes and Rule 14c-2 of the Securities Exchange Act of 1934.  This Information Statement is first mailed to you on or about July __, 2013.

Please feel free to call us at (801)303-5730 should you have any questions on the enclosed Information Statement.

TC X Calibur, Inc.

/s/ Kenneth Williams
Kenneth Williams
President & Director

TC X Calibur, Inc.
175 South Main Street
Fifteenth Floor
Salt Lake City, Utah 84111
Telephone: (801)303-5730

INFORMATION STATEMENT REGARDING
ACTION TO BE TAKEN BY WRITTEN CONSENT OF
THE MAJORITY SHAREHOLDER
IN LIEU OF A SPECIAL MEETING

WE ARE NOT ASKING YOU FOR A PROXY,
AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished to the shareholders of TC X Calibur, Inc. (the “Shareholders”), pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) to notify such Shareholder that on or about July 2, 2013, the Company received written consents in lieu of a meeting of Shareholders from one shareholder of 858,946 shares of common stock representing approximately 65% of the total 1,325,062 issued and outstanding shares of voting stock of the Company (the “Majority Shareholder”)  to change the Company’s name from “TC X Calibur, Inc.” to “Medican Enterprises, Inc.”

On July 2, 2013, the Board approved the above action, subject to approval by the Shareholders.

The above actions will become effective as soon as possible but not less than 20 days after the date this Information Statement is first mailed to our Shareholders (the “Effective Date”) in accordance with the written consent of the holder of a majority of our issued and outstanding voting securities.

The Board of Directors has fixed July 2, 2013, as the record date (the “Record Date”) for determining those of our Shareholders entitled to receive this information statement.

This Information Statement is first being mailed on or about July __, 2013, to our Shareholders and is being delivered to inform you of the corporate action described herein in accordance with Section 78.390 of the Nevada Revised Statutes and Rule 14c-2 of the Securities Exchange Act of 1934.  We are not aware of any substantial interest, direct or indirect, by security holders or otherwise, that is in opposition to matters of action taken.  In addition, pursuant to the laws of Nevada, the actions taken by majority written consent in lieu of a special shareholder meeting do not create appraisal or dissenters’ rights.

The entire cost of furnishing this Information Statement will be borne by us.  We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

OUR PRINCIPAL SHAREHOLDERS

On July 2, 2013, there were 1,325,062 shares of our common stock outstanding.  Our common stock is our only class of voting securities.  Each share of common stock has one vote per share on all matters submitted to a vote of our Shareholders.  The following table sets forth, as of that date, information known to us relating to the beneficial ownership of these shares by:

	each person who is the beneficial owner of more than 5% of the outstanding shares of voting securities;
	each director;

	each executive officer; and
	all executive officers and directors as a group.

We believe that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them.  Under securities laws, a person is considered to be the beneficial owner of securities he owns and that can be acquired by him within 60 days from July 2, 2013, upon the exercise of options, warrants, convertible securities or other understandings.  We determine a beneficial owner's percentage ownership by assuming that options, warrants or convertible securities that are held by him, but not those held by any other person and which are exercisable within 60 days of July 2, 2013, have been exercised or converted.

	Amount of Beneficial Ownership
	Common Stock
Name	# of Shares	% of Class
Kenneth Williams, Principal Officer and Director	858,946	65%
Michael Thompson, Director	0	0%
Jason Jenson, Director	0	0%
Harold Jensen, Director	0	0%
All Officers and Directors as a group	858,946	65%

Nevada Law

Pursuant to the Nevada Revised Statutes, the Amendment to the Articles of Incorporation to change the name of the Company is required to be approved by a majority of our shareholders. This approval could be obtained either by the written consent of the holders of a majority of our issued and outstanding voting securities, or it could be considered by our shareholders at a special shareholders’ meeting convened for the specific purpose of approving the name change.  The Company’s voting securities consist of common stock. Each share of common stock is entitled to one vote per share on any matter requiring shareholder vote. In order to eliminate the costs and management time involved in holding a special meeting, our Board of Directors voted to utilize the written consent of the majority shareholders. The elimination of the need for a meeting of shareholders to approve this action is made possible by Section 78.320 of the Nevada Revised Statutes, as may be amended, which provides that the written consent of the holders of a majority of the outstanding shares of voting capital stock, having no less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present.

Dissenters’ Rights

Under Nevada law, shareholders of our common stock are not entitled to dissenter's rights of appraisal with respect to our proposed amendments to our Articles of Incorporation in connection with the name change.

Name Change Amendment

Our Board and a majority of the holders of our Common Stock have approved an amendment to our Articles of Incorporation to change our name from “TC X Calibur, Inc.” to “Medican Enterprises, Inc.”  The name change is being effected because our Board believes that the new name will be more applicable for the Company’s plans for the future and will be more appealing for target companies we approach for a potential merger or acquisition.  As the Company has recently undergone a change of control, the new management and directors have proposed a new name that reflects their vision for the Company.

A copy of the proposed form of Certificate of Amendment of the Articles of Incorporation is attached to this Information Statement as Exhibit A.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

We file annual and special reports and other information with the SEC. Certain of our SEC filings are available over the Internet at the SEC's web site at http://www.sec.gov. You may also read and copy any document we file with the SEC at its public reference facilities:

Public Reference Room Office
100 F Street, N.E.
Room 1580
Washington, D.C. 20549

You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Callers in the United States can also call 1-202-551-8090 for further information on the operations of the public reference facilities.

EXHIBIT A

ARTICLES OF AMENDMENT
OF THE
ARTICLES OF INCORPORATION
OF
TC X CALIBUR, INC.
(Under Section 78.390 of the Nevada Revised Statutes)

The undersigned, being TC X Calibur, Inc., a corporation organized and existing under and by virtue of the laws of Nevada (the “Company”), does hereby certify that the following resolutions were duly adopted by the Board of Directors of the Company as required by Section 78.390 of the Nevada Revised Statutes:

WHEREAS, as provided in the Company’s Articles of Incorporation, the name of this Company’s is TC X Calibur, Inc.

NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors be and hereby amends the Corporation’s Articles of Incorporation to change the name of the Corporation from “TC X Calibur, Inc.” to “Medican Enterprises, Inc.; and be it further

RESOLVED, that Article I of the Company’s Articles of Incorporation be and hereby is replaced, in its entirety, by the following:

“The name of this Corporation is Medican Enterprises, Inc.”

Effective Date

These Articles of Amendment shall become effective upon filing with the Nevada Secretary of State.

IN WITNESS WHEREOF, the undersigned, being the President and a Director of the Company, has executed these Articles of Amendment as of July 2, 2013.

TC X Calibur, Inc.

/s/Kenneth Williams
Kenneth Williams
President & Director

EXHIBIT B

UNANIMOUS WRITTEN CONSENT OF
THE BOARD OF DIRECTORS
OF
TC X CALIBUR, INC.

The undersigned, being all of the members of the board of directors (the “Board”) of TC X Calibur, Inc. a Nevada corporation (the “Company”), hereby consent, pursuant to the laws of the State of Nevada, to the adoption of the following resolutions taking or authorizing the actions specified therein without a meeting:

RESOLVED, that the Board of Directors be and hereby amends the Company’s Articles of Incorporation to change the name of the Company from “TC X Calibur, Inc.” to “Medican Enterprises, Inc.” and be it further

RESOLVED, that the Company submit to the holders of its voting stock for approval, the Certificate of Amendment authorizing the name change of the Company to “Medican Enterprises, Inc.”

General Authorization and Ratification

RESOLVED, that as used in these resolutions, the term “the proper officers” of the Company shall mean the Chief Executive Officer, the President and the Chief Financial Officer of the Company, and each of them, and with respect to matters involving only certification, attestation or countersignatures, any Secretary or Assistant Secretary of the Company; and that the proper officers of the Company be, and each of them acting alone hereby is, authorized and empowered, acting in the name and on behalf of the Company, to take such action and to execute and deliver all agreements, documents, and instruments referred to expressly or generally in the preceding resolutions, and any amendments, supplements, or modifications to any of such agreements, documents, and instruments; such actions, agreements, documents, instruments, amendments, supplements, and modifications shall be in such form and substance as the proper officer executing the same may, in his or her sole discretion, deem to be in the best interest of the Company in connection with or arising out of the transactions contemplated by the foregoing resolutions; and be it further

RESOLVED, that the proper officers of the Company be, and each of them hereby is, empowered to approve or authorize, as the case may be, such further action and the preparation, execution, and delivery of all such further instruments and documents in the name and on behalf of the Company, and to pay all such expenses and taxes, as in their judgment shall be necessary, proper, or advisable in order to carry out the intent and accomplish the purposes of the foregoing resolutions; and be it further

RESOLVED, that any and all actions heretofore taken by the directors or officers of the Company on behalf of the Company in furtherance of the actions authorized or contemplated by the foregoing resolutions be, and they hereby are, ratified, approved, and confirmed in all respects, including, without limitation, the execution and delivery of any documents and instruments, including amendments, supplements, or modifications thereto as have been necessary or appropriate in order to effectuate the actions contemplated by the foregoing resolutions.

This Consent may be executed in one or more counterparts, including with signatures on separate copies, all of which shall constitute the same instrument.

IN WITNESS WHEREOF, the undersigned has executed this consent as of the 1st day of July, 2013.

TC X CALIBUR, INC.

/s/Kenneth Williams
                                                                Kenneth Williams, President & Director

/s/Michael Thompson
                                                                Michael Thompson, Director

/s/ Jason Jenson
                                                                        Jason Jenson, Director

/s/ Harold T. Jenson
                                                                Harold T. Jenson, Director

EXHIBIT C

WRITTEN CONSENT
OF THE HOLDERS OF A MAJORITY OF THE
VOTING STOCK
OF
TC X CALIBUR, INC.

The undersigned, constituting the holder of a majority of the shares of Common Stock (the “Shareholder”) of TC X Calibur, Inc., a Nevada corporation (the “Company”), does hereby adopt by this written consent, the following resolution with the same force and effect as if they had been adopted at a duly convened meeting:

WHEREAS, the Board of Directors of the Company, having considered the action to change to the Company’s name to “Medican Enterprises, Inc.”, and deems such action advisable and in the best interest of the Company and its Shareholders.

NOW, THEREFORE, BE IT

RESOLVED, that the Articles of Incorporation of the Company be and hereby are amended to change the name of the Company from “TC X Calibur, Inc.” to “Medican Enterprises, Inc.; and be it further

RESOLVED, that the Certificate of Amendment to the Articles of Incorporation substantially in form attached hereto as Exhibit A authorizing the Company’s name change to “Medican Enterprises, Inc.” be and hereby is in all respects approved.

IN WITNESS WHEREOF, the undersigned has executed this Action by Written Consent as of the 1st day of July, 2013.

/s/Kenneth Williams
Kenneth Williams, President & Director

No. of Shares of Common Stock:	858,946